UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 27, 2017

MVP REIT II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-205893	47-3945882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD SUITE 340,
LAS VEGAS, NV 89148
(Address of principal executive offices) (Zip Code)

(702) 534-5577
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

MVP REIT II, Inc. (the "Company") held its 2017 annual meeting of stockholders (the "2017 Annual Meeting") on Wednesday, September 27, 2017. At the 2017 Annual Meeting, the stockholders of the Company voted upon the following proposals, each of which were identified and described in detail in the Company's proxy statement dated as of August 15, 2017, which was first mailed to the Company's stockholders on or about August 21, 2017.

•	Proposal 1: A proposal to approve amendments to the Company's charter to remove or revise certain provisions relating to the Company's stock and stockholders;
•	Proposal 2: A proposal to approve amendments to the Company's charter to remove or revise certain provisions relating to the Board;
•
Proposal 3: A proposal to approve amendments to the Company's charter to remove or revise certain provisions relating to the conduct of the Company's business that limit or regulate certain of the Company's powers;

•
Proposal 4: A proposal to approve an amendment to the Company's charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law;

•
Proposal 5: A proposal to approve amendments to the Company's charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, rights to access information and voting rights;

•
Proposal 6: A proposal to amend the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such shares to December 31, 2017;

•
Proposal 7: A proposal to approve amendments to the Company's charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Company's charter;

•
Proposal 8: A proposal to elect each of the nominees named in the proxy statement as directors to serve on the Company's Board until the next annual meeting of stockholders and until their successors are duly elected and qualify; and

•	Proposal 9: A proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.
•	Proposal 10: A proposal to adjourn the 2017 Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not suffcient votes for the proposals.

As of August 11, 2017, the record date for the 2017 Annual Meeting, there were 2,580,364 shares of the Company's common stock outstanding and entitled to vote at the 2017 Annual Meeting. Stockholders holding 1,532,974 shares were present at the meeting, in person or represented by proxy.

The following are the voting results of each matter submitted to the Company's shareholders at the 2017 Annual Meeting. At the 2017 Annual Meeting, the Company's stockholders approved the amendments to the Company's charter to remove or revise certain provisions relating to the Company's stock and stockholders; approved the amendments to the Company's charter to remove or revise certain provisions relating to the Board; approved the amendments to the Company's charter to remove or revise certain provisions relating to the conduct of the Company's business that limit or regulate certain of the Company's powers; approved the amendment to the Company's charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law; approved the amendments to the Company's charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, rights to access information and voting rights; approved the amendment to the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such shares to December 31, 2017; elected each of the nominees named in the proxy statement as directors to serve on the Company's Board until the next annual meeting of stockholders and until their successors are duly elected and qualify; and ratified the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017; and append the adjournment proposal.

The vote to approve amendments to the Company's charter to remove or revise certain provisions relating to the Company's stock and stockholders was as follows:

Total Shares
For:	1,410,644
Against:	58,327
Abstain:	64,003
Broker non-vote:	--

The vote to approve amendments to the Company's charter to remove or revise certain provisions relating to the Board was as follows:

Total Shares
For:	1,400,629
Against:	66,282
Abstain:	66,063
Broker non-vote:	--

The vote to approve amendments to the Company's charter to remove or revise certain provisions relating to the conduct of the Company's business that limit or regulate certain of the Company's powers was as follows:

Total Shares
For:	1,411,528
Against:	57,227
Abstain:	64,219
Broker non-vote:	--

The vote to approve an amendment to the Company's charter to remove the majority voting standard for the election of directors and implement the default plurality voting standard under the Maryland General Corporation Law was as follows:

Total Shares
For:	1,409,186
Against:	48,589
Abstain:	75,199
Broker non-vote:	--

The vote to approve amendments to the Company's charter to remove or revise certain provisions with respect to stockholder meeting requests, meetings, rights to access information and voting rights was as follows:

Total Shares
For:	1,420,148
Against:	51,895
Abstain:	60,931
Broker non-vote:	--

The vote to amend the date by which holders of Series A Convertible Redeemable Preferred Stock must provide notice of conversion from the day immediately preceding the first anniversary of the issuance of such shares to December 31, 2017 was as follows:

Total Shares
For:	1,428,533
Against:	31,292
Abstain:	73,149
Broker non-vote:	--

The vote to approve amendments to the Company's charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, the Company's charter was as follows:

Total Shares
For:	1,416,144
Against:	32,878
Abstain:	83,952
Broker non-vote:	--

The vote to elect each of the nominees named in the proxy statement as directors was as follows:

	For	Against	Abstain	Broker non-vote
Michael V. Shustek	1,437,162	29,425	66,386	--
Allen Wolff	1,448,260	17,891	66,823	--
David Chavez	1,447,227	18,316	67,431	--
Erik Hart	1,438,619	16,646	77,708	--
John E. Dawson	1,437,364	17,901	77,708	--

The vote to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was as follows:

Total Shares
For:	1,478,135
Against:	11,864
Abstain:	42,975
Broker non-vote:	--

The vote to adjourn the 2017 Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not suffcient votes for the proposals was as follows:

Total Shares
For:	1,422,513
Against:	56,447
Abstain:	54,014
Broker non-vote:	--

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT II, INC.

Date: September 27, 2017	:	/s/ Michael Shustek By: Michael Shustek Chief Executive Officer